EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77B:
  Accountant's report on internal control.

EXHIBIT B:
  Attachment to item 77D:
  Policies with respect to security investments.

EXHIBIT C:
  Attachment to item 77O:
  Transactions effected pursuant to Rule 10f-3

EXHIBIT D:
  Attachment to item 77Q1:
  Exhibits

 Attachment to item 77Q3:
 NSAR certification - filed as:  EX-99.77Q3 CERT
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

EXHIBIT A:
INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders
American Skandia Trust:

In planning and performing our audits of the financial statements of American Skandia Trust (the "Trust") (comprising, respectively, AST Strong International Equity Portfolio, AST Alliance Growth and Income Portfolio, AST Goldman Sachs Concentrated Growth Portfolio (formerly, AST JanCap Growth), AST Money Market Portfolio, AST DeAM Global Allocation Portfolio (formerly, AST AIM Balanced), AST Neuberger Berman Mid-Cap Value Portfolio, AST Federated High Yield Portfolio, AST INVESCO Capital Income Portfolio (formerly, AST INVESCO Equity Income), AST PBHG Small-Cap Growth Portfolio, AST PIMCO Total Return Bond Portfolio, AST
T. Rowe Price Asset Allocation Portfolio, AST T. Rowe Price Global Bond Portfolio, AST Neuberger Berman Mid-Cap Growth Portfolio, AST DeAM International Equity Portfolio (formerly, AST Founders Passport), AST PIMCO Limited Maturity Bond Portfolio, AST T. Rowe Price Natural Resources Portfolio, AST Alliance Growth Portfolio, AST American Century Income & Growth Portfolio, AST American Century International Growth Portfolio, AST American Century Strategic Balanced Portfolio, AST Gabelli Small-Cap Value Portfolio, AST William Blair International Growth Portfolio (formerly, AST Janus Overseas Growth), AST Marsico Capital Growth Portfolio, AST Cohen & Steers Realty Portfolio, AST Goldman Sachs Small-Cap Value Portfolio, AST Sanford Bernstein Managed Index 500 Portfolio, AST DeAM Small-Cap Growth Portfolio, AST MFS Global Equity Portfolio, AST MFS Growth Portfolio, AST MFS Growth with Income Portfolio, AST Alger All-Cap Growth Portfolio, AST Goldman Sachs Mid-Cap Growth Portfolio (formerly, AST Janus Mid-Cap Growth), AST DeAM Large-Cap Value (formerly, AST Janus Strategic Value), AST Federated Aggressive Growth Portfolio, AST Gabelli All-Cap Value Portfolio, AST Lord Abbett Bond-Debenture Portfolio, AST Alliance/Bernstein Growth + Value Portfolio, AST Sanford Bernstein Core Value Portfolio, AST DeAM Bond Portfolio, AST DeAM Large-Cap Growth Portfolio, and AST DeAM Small-Cap Value Portfolio) for the year ended December 31, 2002 (on which we have issued our report dated February 14, 2003), we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, and not to provide assurance on the Trust's internal control.

The management of the Trust is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with accounting principles generally accepted in the United States of America. Those controls include the safeguarding of assets against unauthorized acquisition, use, or disposition.

Because of inherent limitations in any internal control, misstatements due to error or fraud may occur and not be detected. Also, projections of any evaluation of internal control to future periods are subject to the risk that the internal control may become inadequate because of changes in conditions or that the degree of compliance with policies or procedures may deteriorate.

Our consideration of the Trust's internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements due to error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving the Trust's internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 2002.

This report is intended solely for the information and use of management, the Trustees and Shareholders of American
Skandia Trust, and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

DELOITTE & TOUCHE LLP
New York, New York
February 14, 2003


EXHIBIT B:
Item 77D

Effective as of November 11, 2002, sub-advisory changes took place for three Portfolios of the Registrant (the AST William Blair International Growth Portfolio, which formerly was named the AST Janus Overseas Growth Portfolio, the AST Goldman Sachs Mid-Cap Growth Portfolio, which formerly was named the AST Janus Mid-Cap Growth Portfolio and the AST Goldman Sachs Concentrated Growth Portfolio, which formerly was named the AST JanCap Growth Portfolio). No changes were made to the current investment policies of these Portfolios.
Such policies are described in detail in the Prospectus and Statement of Additional Information for the Registrant included as part of Post-Effective Amendment No. 45 to the Registrant's Registration Statement filed on May 1, 2002. The sub-advisory changes are described in a supplement to the May 1, 2002 prospectus dated September 30, 2002.



EXHIBIT C:
Item 77O

	On August 22, 2002, the AST DeAM Bond Portfolio of the Registrant purchased $1,350,000 par of General Motors Acceptance Corp. Bonds corporate bonds from Salomon Smith Barney Shearson, in an underwritten offering of $1,000,000,000 corporate bonds in which Deutsche Bank Securities, Inc., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $99.71 per bond.

	On September 18, 2002, the AST American Century International Growth Portfolio of the Registrant purchased 131,000 shares of Aegon N.V. common stock from Morgan Stanley & Co. Inc. in an underwritten offering of 350,000,000 shares of such stock in which J.P. Morgan Securities, an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $9.99 per share.

	On October 14, 2002, the AST Goldman Sachs Small-Cap Value Portfolio of the Registrant purchased 6,279 shares of Kroll, Inc. common stock from Bear Stearns & Co., Inc. in an underwritten offering of 5,500,000 shares of such stock in which Goldman Sachs & Co., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $18.75 per share.

On October 16, 2002, the AST Gabelli Small-Cap Value Portfolio of the Registrant purchased 99,000 shares of Gray Television, Inc. common stock from Merrill Lynch Capital Markets in an underwritten offering of 30,000,000 shares of such stock in which Gabelli & Company, Inc., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $8.25 per share.

	On October 25, 2002, the AST Marsico Capital Growth Portfolio of the Registrant purchased 1,356,552 shares of Wynn Resorts, LTD common stock from Deutsche Morgan Grenfell in an underwritten offering of 34,615,000 shares of such stock in which Bank of America, LLC, an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $13.00 per share.

	On November 7, 2002, the AST DeAM Bond Portfolio of the Registrant purchased $1,110,000 par of Goldman Sachs Group corporate bonds from Goldman Sachs & Co., in an underwritten offering of $1,000,000,000 corporate bonds in which Deutsche Bank Securities, Inc., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $99.88 per bond.

	On November 7, 2002, the AST American Century Income & Growth Portfolio of the Registrant purchased 3,680 shares of WellChoice, Inc. common stock from CS First Boston Corporation in an underwritten offering of $479,975,000.00 in which J.P. Morgan Securities, an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $25.00 per share.

	On November 12, 2002, the AST American Century Income & Growth Portfolio of the Registrant purchased 16,618 shares of Public Service Enterprise Group, Inc. common stock from Morgan Stanley & Co., Inc. in an underwritten offering of $457,987,500.00 in which J.P. Morgan Securities, an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $26.55 per share.

	On November 21, 2002, the AST DeAM Bond Portfolio of the Registrant purchased $1,510,000 par of Household Automotive Trust asset-backed securities from Banc of America Securities LLC, Barclays Bank PLC in an underwritten offering of $238,000,000 securities in which Deutsche Bank Securities, Inc., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $99.98 per share.

At its December 4, 2002 meeting, the Registrant's Board of
Trustees made the determinations required by rule 10f-3 under the Investment Company Act of 1940 for the frist and second transactions listed above based on information with regard to compliance with rule 10f-3 and the Registrant's rule 10f-3 procedures that were provided to it by the Portfolio's Investment Manager, which in turn had been provided to the Investment Manager by the Portfolio's sub-adviser.

For the last seven transactions listed above, the Investment
Manager has obtained information from each Portfolio's sub-adviser with regard to compliance with rule 10f-3 under the Investment Company Act of 1940 and the Registrant's rule 10f-3 procedures. At its April 9, 2003 meeting, the Registrant's Board of Trustees will in turn consider making the determinations required by rule 10f-3 based on information provided to it by the Investment Manager.



EXHIBIT D:
Item 77Q1

The Investment Management Agreement between the Registrant and
American Skandia Investment Services, Incorporated with respect to the AST William Blair International Growth Portfolio is attached herewith as Exhibit I.

The Investment Management Agreement between the Registrant and
American Skandia Investment Services, Incorporated with respect to the AST Goldman Sachs Mid-Cap Growth Portfolio is attached herewith as
Exhibit II.

The Investment Management Agreement between the Registrant and
American Skandia Investment Services, Incorporated with respect to the AST Goldman Sachs Concentrated Growth Portfolio is attached herewith as Exhibit III.

The Sub-advisory Agreement between American Skandia Investment
Services, Incorporated and William Blair & Company, LLC with respect to the AST William Blair International Growth Portfolio is attached herewith as Exhibit IV.

The Sub-advisory Agreement between American Skandia Investment
Services, Incorporated and Goldman Sachs Asset Management with respect to the AST Goldman Sachs Mid-Cap Growth Portfolio is attached herewith as Exhibit V.

The Sub-advisory Agreement between American Skandia Investment
Services, Incorporated and Goldman Sachs Asset Management with respect to the AST Goldman Sachs Concentrated Growth Portfolio is attached herewith as Exhibit VI.

Exhibit I
INVESTMENT MANAGEMENT AGREEMENT

THIS AGREEMENT is made this 11th day of November, 2002 by and between American Skandia Trust, a Massachusetts business trust (the "Fund"), and American Skandia Investment Services, Incorporated, a Connecticut corporation (the "Investment Manager");

W I T N E S E T H

WHEREAS, the Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations promulgated thereunder; and

WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"); and

WHEREAS, the Fund and the Investment Manager desire to enter into an agreement to provide for the management of the assets of the AST
William Blair International Growth Portfolio (the "Portfolio") on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1.	Management.  The Investment Manager shall act as investment
manager for the Portfolio and shall, in such capacity, manage the investment operations of the Portfolio, including the purchase, retention, disposition and lending of securities, subject at all times to the policies and control of the Fund's Board of Trustees. The Investment Manager shall give the Portfolio the benefit of its best judgments, efforts and facilities in rendering its services as investment manager.

2.	Duties of Investment Manager.  In carrying out its obligation under paragraph 1 hereof, the Investment Manager shall:

	(a) supervise and manage all aspects of the Portfolio's operations:

	(b) provide the Portfolio or obtain for it, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Fund's Board of Trustees;

	(c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Portfolio's shareholders, reports to and filings with the Securities and Exchange Commission, state Blue Sky authorities and other applicable regulatory authorities;

	(d) provide to the Board of Trustees of the Fund on a regular basis, written financial reports and analyses on the Portfolio's securities transactions and the operations of comparable investment companies;

	(e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and whether concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Investment
Manager considers desirable for inclusion in the Portfolio;

	(f) determine what issuers and securities shall be represented in the Portfolio's portfolio and regularly report them in writing to the Board of Trustees;

	(g) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report in writing thereon to the Board of Trustees; and

	(h) take, on behalf of the Portfolio, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

3.	Broker-Dealer Relationships.  The Investment Manager is
responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. The Investment Manager shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Fund's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, the Investment Manager's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of, execution at the best net price and in the most effective manner possible. The Investment Manager may consider sale of the shares of the Portfolio, subject to the requirements of best net price and most favorable execution.

	Consistent with this policy, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer;
the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Fund may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker or dealer that provides research services to the Investment Manager for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Manager, determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Portfolio. The Investment
Manager is further authorized to allocate the orders placed by it on behalf of the Portfolio to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Investment Manager. Such allocation shall be in such amounts and proportions as the Investment Manager shall determine and the Investment Manager will report on said allocations to the Board of Trustees of the Fund regularly as requested by the Board and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

4.	Control by Board of Trustees.  Any investment program undertaken by the Investment Manager pursuant to this Agreement, as well as any other activities undertaken by the Investment Manager on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Fund.

5.	Compliance with Applicable Requirements.  In carrying out its obligations under this Agreement, the Investment Manager shall at all times conform to:

	(a) all applicable provisions of the Investment Company Act and Investment Advisers Act and any rules and regulations adopted thereunder, as amended; and

	(b) the provisions of the Registration Statements of the Fund under the Securities Act of 1933 and the Investment Company Act, including the investment objectives, policies and restrictions, and permissible investments specified therein; and

	(c) the provisions of the Declaration of Trust of the Fund, as amended; and

	(d)  the provisions of the By-laws of the Fund, as amended; and

	(e)  any other applicable provisions of state and federal law.

6.	Expenses.  The expenses connected with the Fund shall be
allocable between the Fund and the Investment Manager as follows:

	(a) The Investment Manager shall furnish, at its expense and without cost to the Fund, the services of a President, Secretary, and one or more Vice Presidents of the Fund, to the extent that such additional officers may be required by the Fund for the proper conduct of its affairs.

	(b) The Investment Manager shall further maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under subparagraphs (f), (g) and (h) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Portfolio.

	(c) Nothing in subparagraph (a) hereof shall be construed to require the Investment Manager to bear:

(i) any of the costs (including applicable office space, facilities and equipment) of the services of a principal financial officer of the Fund whose normal duties consist of maintaining the financial accounts and books and records of the Fund; including the reviewing of calculations of net asset value and preparing tax returns; or

(ii) any of the costs (including applicable office space, facilities and equipment) of the services of any of the personnel operating under the direction of such principal financial officer. Notwithstanding the obligation of the Fund to bear the expense of the functions referred to in clauses (i) and (ii) of this subparagraph (c), the Investment Manager may pay the salaries, including any applicable employment or payroll taxes and other salary costs, of the principal financial officer and other personnel carrying out such functions and the Fund shall reimburse the Investment Manager therefor upon proper accounting.

	(d) All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this paragraph
6. These expenses include but are not limited to brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and trustees if available) of the Fund which inure to its benefit, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.

7.	Delegation of Responsibilities.  Upon the request of the Fund's
Board of Trustees, the Investment Manager may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Investment Manager's cost in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Investment Manager of any Fund expense that the Investment Manager is not required to pay or assume under this Agreement shall not relieve the Investment Manager of any of its obligations to the Fund nor obligate the Investment Manager to pay or assume any similar Fund expense on any subsequent occasion.

8.	Engagement of Sub-advisors and Broker-Dealers.   The Investment
Manager may engage, subject to approval of the Fund's Board of Trustees, and where required, the shareholders of the Portfolio, a sub-advisor to provide advisory services in relation to the Portfolio. Under such sub-advisory agreement, the Investment Manager may delegate to the sub-advisor the duties outlined in subparagraphs (e), (f), (g) and (h) of paragraph 2 hereof.

9.	Compensation.  The Fund shall pay the Investment Manager in full compensation for services rendered hereunder an annual investment advisory fee, payable monthly, of 1.00% of the average daily net assets of the Portfolio.

10.	Non-Exclusivity.  The services of the Investment Manager to the
Portfolio are not to be deemed to be exclusive, and the Investment Manager shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Investment Manager may serve as officers or trustees of the Fund, and that officers or trustees of the Fund may serve as officers or directors of the Investment Manager to the extent permitted by law; and that the officers and directors of the Investment Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

11.	Term and Approval.  This Agreement shall become effective on
November 11, 2002 and shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

	(a) (i) by the Fund's Board of Trustees or (ii) by the vote of a majority of the Portfolio's outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act); and

	(b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Fund trustees), by votes cast in person at a meeting specifically called for such purpose.

12.	Termination.  This Agreement may be terminated at any time
without the payment of any penalty or prejudice to the completion of any transactions already initiated on behalf of the Portfolio, by vote of the Fund's Board of Trustees or by vote of a majority of the Portfolio's outstanding voting securities, or by the Investment Manager, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement automatically terminates in the event of its assignment, the term "assignment" for the purpose having the meaning defined in
Section 2(a)(4) of the Investment Company Act.

13.	Liability of Investment Manager and Indemnification.  In the
absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Investment Manager or any of its officers, trustees or employees, it shall not be subject to liability to the Fund or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

14.	Liability of Trustees and Shareholders.  A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees or shareholders individually but are binding only upon the assets and property of the Fund. Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Fund or Investment Manager may have under applicable law.

15.  	Notices.  Any notices under this Agreement shall be in
writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice, it is agreed that the address of the Fund shall be 126 High Street, Boston, Massachusetts, 02110, and the address of the Investment Manager shall be One Corporate Drive, Shelton, Connecticut 06484.

16.  	Questions of Interpretation.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Investment Company Act, reflected in any provision of this Agreement is released by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


	IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.


	AMERICAN SKANDIA TRUST


Attest:	By:
_______________________________________			Richard G. Davy
__________________________________		Treasurer



	AMERICAN SKANDIA INVESTMENT
	SERVICES, INCORPORATED


Attest:	By:
_______________________________________
		John Birch
__________________________________		Senior Vice President & Chief
Operating Officer






Exhibit II

AMERICAN SKANDIA TRUST
INVESTMENT MANAGEMENT AGREEMENT


	THIS AGREEMENT is made this 11th of November, 2002 by and between American Skandia Trust, a Massachusetts business trust (the "Fund"), and American Skandia Investment Services, Incorporated, a Connecticut corporation (the "Investment Manager");

W I T N E S E T H

	WHEREAS, the Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations promulgated thereunder; and

	WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"); and

	WHEREAS, the Fund and the Investment Manager desire to enter into an agreement to provide for the management of the assets of the AST Goldman Sachs Mid-Cap Growth Portfolio (the "Portfolio") on the terms and conditions hereinafter set forth.

	NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

	1.	Management.  The Investment Manager shall act as
investment manager for the Portfolio and shall, in such capacity, manage the investment operations of the Portfolio, including the purchase, retention, disposition and lending of securities, subject at all times to the policies and control of the Fund's Board of Trustees. The Investment Manager shall give the Portfolio the benefit of its best judgments, efforts and facilities in rendering its services as investment manager.

	2.	Duties of Investment Manager.  In carrying out its
obligation under paragraph 1 hereof, the Investment Manager shall:

		(a) supervise and manage all aspects of the Portfolio's operations:

		(b) provide the Portfolio or obtain for it, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Fund's Board of Trustees;

		(c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Portfolio's shareholders, reports to and filings with the Securities and Exchange Commission, state Blue Sky authorities and other applicable regulatory authorities;

		(d) provide to the Board of Trustees of the Fund on a regular basis, written financial reports and analyses on the Portfolio's securities transactions and the operations of comparable investment companies;

		(e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and whether concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Investment Manager considers desirable for inclusion in the Portfolio;

		(f) determine what issuers and securities shall be represented in the Portfolio's portfolio and regularly report them in writing to the Board of Trustees;

		(g) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report in writing thereon to the Board of Trustees; and

		(h) take, on behalf of the Portfolio, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

	3.	Broker-Dealer Relationships.  The Investment Manager is
responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. The Investment Manager shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Fund's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, the Investment Manager's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of, execution at the best net price and in the most effective manner possible. The Investment Manager may consider sale of the shares of the Portfolio, subject to the requirements of best net price and most favorable execution.

	Consistent with this policy, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Fund may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker or dealer that provides research services to the Investment Manager for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Manager, determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Portfolio. The Investment Manager is further authorized to allocate the orders placed by it on behalf of the Portfolio to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Investment Manager. Such allocation shall be in such amounts and proportions as the Investment Manager shall determine and the Investment Manager will report on said allocations to the Board of Trustees of the Fund regularly as requested by the Board and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

	4.	Control by Board of Trustees.  Any investment program
undertaken by the Investment Manager pursuant to this Agreement, as well as any other activities undertaken by the Investment Manager on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Fund.

	5.	Compliance with Applicable Requirements.  In carrying out
its obligations under this Agreement, the Investment Manager shall at all times conform to:

		(a) all applicable provisions of the Investment Company Act and Investment Advisers Act and any rules and regulations adopted thereunder, as amended; and

		(b) the provisions of the Registration Statements of the Fund under the Securities Act of 1933 and the Investment Company Act, including the investment objectives, policies and restrictions, and permissible investments specified therein; and

		(c) the provisions of the Declaration of Trust of the Fund, as amended; and

		(d) the provisions of the By-laws of the Fund, as amended; and

		(e) any other applicable provisions of state and federal law.

	6.	Expenses.  The expenses connected with the Fund shall be
allocable between the Fund and the Investment Manager as follows:

		(a) The Investment Manager shall furnish, at its expense and without cost to the Fund, the services of a President, Secretary, and one or more Vice Presidents of the Fund, to the extent that such additional officers may be required by the Fund for the proper conduct of its affairs.

		(b) The Investment Manager shall further maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under subparagraphs (f), (g) and (h) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Portfolio.

		(c) Nothing in subparagraph (a) hereof shall be construed to require the Investment Manager to bear:

	(i) any of the costs (including applicable office space, facilities and equipment) of the services of a principal financial officer of the Fund whose normal duties consist of maintaining the financial accounts and books and records of the Fund; including the reviewing of calculations of net asset value and preparing tax returns; or

	(ii) any of the costs (including applicable office space, facilities and equipment) of the services of any of the personnel operating under the direction of such principal financial officer. Notwithstanding the obligation of the Fund to bear the expense of the functions referred to in clauses
(i) and (ii) of this subparagraph (c), the Investment Manager may pay the salaries, including any applicable employment or payroll taxes and other salary costs, of the principal financial officer and other personnel carrying out such functions and the Fund shall reimburse the Investment Manager therefor upon proper accounting.

		(d) All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this paragraph
6. These expenses include but are not limited to brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel
(including officers and trustees if available) of the Fund which inure to its benefit, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.

	7.	Delegation of Responsibilities.  Upon the request of the
Fund's Board of Trustees, the Investment Manager may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Investment Manager's cost in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Investment Manager of any Fund expense that the Investment Manager is not required to pay or assume under this Agreement shall not relieve the Investment Manager of any of its obligations to the Fund nor obligate the Investment Manager to pay or assume any similar Fund expense on any subsequent occasion.

	8.	Engagement of Sub-advisors and Broker-Dealers.   The
Investment Manager may engage, subject to approval of the Fund's Board of Trustees, and where required, the shareholders of the Portfolio, a sub-advisor to provide advisory services in relation to the Portfolio. Under such sub-advisory agreement, the Investment Manager may delegate to the sub-advisor the duties outlined in subparagraphs (e), (f), (g) and (h) of paragraph 2 hereof.

	9.	Compensation.  The Fund shall pay the Investment Manager
in full compensation for services rendered hereunder an annual investment advisory fee, payable monthly, of 1.00% of the average daily net assets of the Portfolio.

	10.	Expense Limitation.  If, for any fiscal year of the Fund,
the total of all ordinary business expenses of the Portfolio, including all investment advisory and administration fees but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, would exceed 1.25% of the average daily net assets of the Portfolio, the Investment Manager agrees to pay the Fund such excess expenses, and if required to do so pursuant to such applicable statute or regulatory authority, to pay to the Fund such excess expenses no later than the last day of the first month of the next succeeding fiscal year of the Fund. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the Fund's current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

    	11.	Non-Exclusivity.  The services of the Investment Manager
to the Portfolio are not to be deemed to be exclusive, and the Investment Manager shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Investment Manager may serve as officers or trustees of the Fund, and that officers or trustees of the Fund may serve as officers or directors of the Investment Manager to the extent permitted by law; and that the officers and directors of the Investment Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

    	12.	Term and Approval.  This Agreement shall become effective
on November 11, 2002 and shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

		(a) (i) by the Fund's Board of Trustees or (ii) by the vote of a majority of the Portfolio's outstanding voting securities
(as defined in Section 2(a)(42) of the Investment Company Act); and

		(b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Fund trustees), by votes cast in person at a meeting specifically called for such purpose.

    	13.	Termination.  This Agreement may be terminated at any time
without the payment of any penalty or prejudice to the completion of any transactions already initiated on behalf of the Portfolio, by vote of the Fund's Board of Trustees or by vote of a majority of the Portfolio's outstanding voting securities, or by the Investment
Manager, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This
Agreement automatically terminates in the event of its assignment, the term "assignment" for the purpose having the meaning defined in
Section 2(a)(4) of the Investment Company Act.

    	14.	Liability of Investment Manager and Indemnification.  In
the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Investment Manager or any of its officers, trustees or employees, it shall not be subject to liability to the Fund or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

    	15.	Liability of Trustees and Shareholders.  A copy of the
Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees or shareholders individually but are binding only upon the assets and property of the Fund. Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Fund or Investment Manager may have under applicable law.

    	16.  	Notices.  Any notices under this
Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice, it is agreed that the address of the Fund shall be 126 High Street, Boston, Massachusetts, 02110, and the address of the Investment Manager shall be One Corporate Drive, Shelton, Connecticut 06484.

	17.  	Questions of Interpretation.  Any
question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Investment Company Act, reflected in any provision of this Agreement is released by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


	IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.



	AMERICAN SKANDIA TRUST


Attest:	By:
___________________________________
	Richard G. Davy
___________________________________	Treasurer




	AMERICAN SKANDIA INVESTMENT
	SERVICES, INCORPORATED


Attest:	By:
___________________________________
	John Birch
___________________________________	Senior Vice President &
Chief Operating Officer


Exhibit III

AMERICAN SKANDIA TRUST
INVESTMENT MANAGEMENT AGREEMENT

THIS AGREEMENT is made this 11th day of November, 2002 by and between American Skandia Trust, a Massachusetts business trust (the "Fund"), and American Skandia Life Investment Services, Inc., a
Connecticut corporation (the "Investment Manager").

WITNESETH

WHEREAS, the Fund is registered as an open-end, diversified management investment under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations promulgated thereunder; and

WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"); and

WHEREAS, the Fund and the Investment Manager desire to enter into an agreement to provide for the management of the assets of the AST Goldman Sachs Concentrated Growth Portfolio (the "Portfolio") on the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1.	Management. The Investment Manager shall act as investment
manager for the Portfolio and shall, in such capacity, manage the investment operations of the Portfolio, including the purchase, retention, disposition and lending of securities, subject at all times to the policies and control of the Fund's Board of Trustees. The Investment Manager shall give the Portfolio the benefit of its best judgments, efforts and facilities in rendering its services as investment manager.

2. Duties of Investment Manager. In carrying out its obligation under paragraph 1 hereof, the Investment Manager shall:

(a) supervise and manage all aspects of the Portfolio's operations:

(b) provide the Portfolio or obtain for it, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Fund's Board of Trustees;

(c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Portfolio's shareholders, reports to and filings with the Securities and Exchange Commission, state Blue
Sky authorities and other applicable regulatory authorities;

(d) provide to the Board of Trustees of the Fund on a regular basis, written financial reports and analyses on the Portfolio's securities transactions and the operations of comparable investment companies;

(e)	obtain and evaluate pertinent information about
significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and whether concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Investment Manager considers desirable for inclusion in the Portfolio;

(f)	determine what issuers and securities shall be
represented in the Portfolio's portfolio and regularly report them in writing to the Board of Trustees;

(g)	formulate and implement continuing programs for the
purchases and sales of the securities of such issuers and regularly report in writing thereon to the Board of Trustees; and

(h)	take, on behalf of the Portfolio, all actions which
appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

3.	Broker-Dealer Relationships. The Investment Manager is
responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. The Investment Manager shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or: dealers, in conformity with the policy with respect to brokerage as set forth in the Fund's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, the Investment Manager's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of, execution at the best net price and in the most effective manner possible. The Investment Manager may consider sale of the shares of the Portfolio, subject to the requirements of best net price and most favorable execution.

Consistent with this policy, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Fund may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker or dealer that provides research services to the Investment Manager for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Manager, determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Portfolio. The Investment Manager is further authorized to allocate the orders placed by it on behalf of the Portfolio to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Investment Manager. Such allocation shall be in such amounts and proportions as the Investment Manager shall determine and the Investment Manager will report on said allocations to the board of Trustees of the Fund regularly as requested by the board and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

4.	Control by. Board of 'Trustees.  Any investment program
undertaken by the Investment Manager pursuant to this Agreement, as well as any other activities undertaken by the Investment Manager on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Fund.

5.	Compliance with Applicable Requirements,  In carrying out
its obligations under this Agreement, the Investment Manager shall at all times conform to:

(a)	all applicable provisions of the Investment Company Act and
Investment Advisers Act and any rules and regulations adopted thereunder, as amended; and

(b)	the provisions of the Registration Statements of the Fund
under the Securities Act of 1933 and the Investment Company Act, including the investment objectives, policies and restrictions, and permissible investments specified therein; and

(c)	the provisions of the Declaration of Trust of the Fund,
as amended; and

(d)	the provisions of the By-laws of the Fund, as amended;
and

(e)	any other applicable provisions of state and federal
law.

6.	Expenses.  The expenses connected with the Fund shall be
allocable between the Fund and the Investment Manager as follows:

(a)	The Investment Manager shall furnish, at its expense
and without cost to the Fund, the services of a President Secretary, and one or more Vice Presidents of the Fund, to the extent at such additional officers may be required by the Fund for the proper conduct of its affairs.

(b)	The Investment Manager shall further maintain, at its
expense and without cost to the Fund, a trading function in order to carry out its obligations under subparagraphs. (f), (g) and (h) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Portfolio.

(c)	Nothing in subparagraph (a) hereof shall be construed
to require the Investment Manager to bear:

(i)	any of the costs (including applicable office space,
facilities and equipment) of the services of a principal financial officer of the Fund whose normal duties consist of maintaining the financial accounts and books and records of the Fund; including the reviewing of calculations of net asset value and preparing tax returns; or

(ii)	any of the costs (including applicable office space,
facilities and equipment) of the services Of any of the personnel operating under the direction of such principal financial officer. Notwithstanding the obligation of the Fund to bear the expense of the functions referred to in clauses (i) and (ii) of this subparagraph (c), the Investment Manager may pay the salaries, including any applicable employment or payroll taxes and other salary costs, of the principal financial officer and other personnel carrying out such functions and the Fund shall reimburse the Investment Manager therefor upon proper accounting.

(d)	All of the ordinary business expenses incurred in the
operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this paragraph
6. These expenses include but are not limited to brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder service agents costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and trustees if available) of the Fund which inure to its benefit, expenses relating to trustee and shareholder meeting, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organization and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.

7.	 Delegation of Responsibilities.  Upon the request of the
Fund's Board of Trustee the Investment Manager may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Investment Manager's cost in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Investment Manager of any Fund expense that the Investment Manager is not required to pay or assume under this Agreement shall not relieve the Investment Manager of any of its obligations to the Fund nor obligate the Investment Manager to pay or assume any similar Fund expense on any subsequent occasion.

8.	Engagement of Sub-advisors and Broker-Dealers.  The
Investment Manager may engage, subject to approval of the Fund's Board of Trustees, and where required, the shareholders Portfolio, a sub-advisor to provide advisory services in relation to the Portfolio. Under such sub-advisory agreement, the Investment Manager may delegate to the sub-advisor the duties outlined in subparagraphs (e), (f), (g) and (h) of paragraph 2 hereof

9.	Compensation.  The Fund shall pay the Investment Manager in
full compensation for services rendered hereunder an annual investment advisory fee, payable monthly, of 0.90%, of the average daily net assets of the Portfolio.

10.	Expense Limitation.  If, for any fiscal year of the Fund,
the total of all ordinary business expenses of the Portfolio, including all investment advisory and administration fees but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, would exceed 1.35% of the average daily net assets of the Portfolio, the Investment Manager agrees to pay the Fund such excess expenses, and if required to do so pursuant to such applicable statute or regulatory authority, to pay to the Fund such excess expenses no later than the last day of the first month of the next succeeding fiscal year of the Fund. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the Fund's current fiscal year which shall have elapsed at the date of termination of this Agreement.

11.	Non-Exclusivity.  The services of the Investment Manager to
the Portfolio are not to be deemed to be exclusive, and the Investment Manager shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors Of the Investment Manager may serve as officers or trustees of the Fund, and that officers or trustees of the Fund may serve as officers or directors of the Investment Manager to the extent Permitted by law; and that the officers and directors of the Investment Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

12.	Term and Approval.  This Agreement shall become effective on
November 11, 2002 and shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

(a).. (i) by the Fund's Board of Trustees or (ii) by the vote of a majority of the Portfolio's outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act); and

(b)	by the affirmative vote of a majority of the trustees
who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Fund trustees), by votes cast in person at a meeting specifically called for such purpose.

13. 	Termination.  This Agreement may be terminated at any time
without the payment of any penalty or prejudice to the completion of any transactions already initiated on behalf of the Portfolio, by vote of the Fund's board of Trustees or by vote of a majority of the Portfolio's outstanding voting securities, or by the Investment Manager, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement automatically terminates in the event of its assignment, the term "assignment" for the purpose having the meaning defined in
Section 2(a)(4) of the Investment Company Act
`
14.	Liability of Investment Manager and Indemnification.  In the
absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Investment Manager or any of its officers, trustees or employees, it shall not be subject to liability to the Fund or to any shareholder of the Portfolio for any act or omission in the course of or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any-security.

15	Liability of Trustees and Shareholders.  A copy of the
Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed. on behalf of the trustees of the Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees or shareholders individually but are binding only upon the assets and property of the Fund. Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Fund or Investment Manager may have under applicable law.

16.	Notices.  Any notices under this Agreement shall be in
writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice, it is agreed that the address of the Fund shall. be 126 High Street, Boston, Massachusetts, 02110, and the address of the Investment Manager shall be One Corporate Drive, Shelton, Connecticut 06484.

17.	Questions of Interpretation. Any question of interpretation
of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Investment Company Act, reflected in any provision of this Agreement is released by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.



	AMERICAN SKANDIA TRUST


Attest:	By:
___________________________________
	Richard G. Davy
___________________________________	Treasurer



	AMERICAN SKANDIA INVESTMENT
	SERVICES, INCORPORATED


Attest:	By:
___________________________________
	John Birch
___________________________________		   Senior Vice President
& Chief Operating Officer

Exhibit IV

AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT


THIS AGREEMENT is between American Skandia Investment Services,
Incorporated (the "Investment Manager") and William Blair & Company, LLC (the "Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the AST William Blair International Growth Portfolio (the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated November 11, 2002, with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate and
implement a continuous and prudent investment program for the Portfolio conforming to the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, any investment guidelines and procedures adopted by the Trustees, or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser will in its discretion and according to its expert judgment determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. At any time, upon request by the Investment Manager, the Sub-Adviser will provide to the Investment Manager a complete list of the current holdings of the Portfolio. The Sub-Adviser may delegate certain of its investment advisory and other responsibilities and duties hereunder to one or more sub-sub-advisers; subject to: (i) the prior written approval of the Investment Manager, (ii) the execution of a written sub-advisory agreement between the Sub-Adviser and its delegate, and (iii) the approval of such agreement by the Trustees.
Under the terms of such sub-advisory agreement, the Sub-Adviser shall remain responsible for ensuring that the investment program of the Portfolio is maintained. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Adviser will be responsible for voting proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested. In voting such proxies for the Portfolio the Sub-Adviser shall do so in a manner that is in the best interests of the Portfolio and that is consistent with the Sub-Adviser's own written proxy voting guidelines or policies.

In addition, upon reasonable request from the Investment Manager the Sub-Adviser (through a qualified person) will assist the pricing committee of the Investment Manager or the Trust in valuing securities of the Portfolio as may be required from time to time, including making available information of which the Sub-Adviser has knowledge related to the securities being valued.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M (including, respectively, the diversification requirements of Section 817(h) and the qualification requirements for a Regulated Investment Company under Sections 851(b)(1), (2) and (3)) of the Internal Revenue Code and the regulations promulgated thereunder; (iii) other applicable provisions of state or federal law; (iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and (viii) investment guidelines, including procedures adopted by the Trustees, or other instructions received in writing from the Investment Manager. In connection with (ii) above, the Sub-Adviser shall: (1) notify the Investment Manager immediately of any failure to comply with or any reasonable belief of an impending failure to comply with the diversification or qualification requirements, and (2) in the event of any failure to comply with Section 817(h) of the Internal Revenue Code at the end of any calendar quarter, the Sub-Adviser will take all necessary steps to adequately diversify the Portfolio within the period under Treas. Reg. 1.817-5. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios.

	The Sub-Adviser shall be responsible for the preparation and filing of Schedules 13D and 13G, and Form 13F reflecting the Portfolio's securities holdings, as well as preparing and filing with any non-U.S. jurisdiction any such similar information required to be filed by the Portfolio reflecting the Portfolio's securities holdings. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the best method of execution available, including the overall cost of execution; the reliability, integrity and financial condition of the broker-dealer or financial intermediary used; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Subject to such policies and procedures as the Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Portfolio to such broker-dealers as well as brokerage and/or research services shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations, brokerage services, and research services to the Investment Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers or others to whom such allocations have been made and from whom such brokerage and/or research has been received and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer, which provides research services, or to use a particular broker-dealer that the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall furnish the
Investment Manager monthly, quarterly and annual reports, as may reasonably be requested by the Investment Manager concerning the transactions, performance, and compliance of the Portfolio so that the Investment Manager may review and evaluate the management of the Portfolio. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio or the Trust. The Sub-Adviser shall promptly notify the Investment Manager of (1) any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio required to be disclosed in the Trust's Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-advisor is required to comply with under Section 1 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the compensation
to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit
A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The Investment Manager
has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the Trust, as in
effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the date hereof;

(c)	The resolutions of the Trustees approving the engagement of
the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the Investment
Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the Investment
Manager, as in effect on the date hereof;

(g) A list of companies the securities of which are not to be bought or sold for the Portfolio ("Restricted
Securities"); and

(h) Procedures adopted by the Trustees ("Board Adopted
Procedures").

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) and (h) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g)above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The Investment
Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The Sub-Adviser
has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the Securities and
Exchange Commission as of the date hereof, including the Sub-Adviser's most recent Form ADV Part II;

(b)	The Sub-Adviser's most recent audited balance sheet;

(c)	Separate lists of persons who the Sub-Adviser wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d) The Code of Ethics of the Sub-Adviser, as in effect on the date hereof;

(e) The Sub-Adviser's proxy voting policy or guidelines

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto hereby further represents and warrants to the other that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed;
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and (iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Sub-Adviser further represents and warrants to the Investment Manager that the information provided in items (a) and (b) of paragraph 7 are true and not misleading.

	The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad faith, negligence or disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment Manager
agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager upon 60 days written notice to the Sub-Adviser or by the Sub-Adviser upon 90 days written notice to the Investment
Manager, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order,
(ii) upon termination of the Management Agreement, provided the Sub-Adviser has received prior written notice thereof, or (iii) upon the filing of bankruptcy proceedings by the Sub-Adviser or the filing of any receivorship proceedings against the Sub-Adviser.

13.	Notification.  The Sub-Adviser will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio (the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-
Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus: (i) to reflect a change in Portfolio Manager(s), (ii) to reflect a change in control of the Sub-Adviser, as defined by the ICA, or (iii) to effect an assignment of this Agreement (collectively, "Sub-Adviser's Action") or otherwise to comply with the ICA, the Securities Act of 1933, as amended (the "1933 Act"), any order granted to the Investment Manager, the Portfolio, or the Trust by the Securities and Exchange Commission, or any other applicable statute, law, rule or regulation, as a result of such change; provided however, that the Sub-Adviser shall not be responsible for such costs and expenses where the Sub-Adviser's Action is the result of a request by the Investment Manager..

	The Sub-Adviser will obtain the Investment Manager's written approval prior to naming the Portfolio in any legal proceeding involving the Portfolio, its holdings, assets, liabilities, affairs, or reputation.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services, Incorporated
			One Corporate Drive
			Shelton, Connecticut  06484
			Attention:  John Birch
			Senior Vice President & Chief Operating Officer

Sub-Adviser:		William Blair & Company
			222 West Adams Street
			Chicago, IL 60606
			Attn:  Greg Campbell, Esq.

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Edward P. Macdonald, Esq.
			Chief Counsel, Investment Management

14.	Indemnification.  The Sub-Adviser agrees to indemnify and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of
Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, the Internal Revenue Code, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA, the Registration Statement and the Board Adopted Procedures, or (4) to the extent of, and as a result of the Sub-Adviser's failure to follow its own internal policies and procedures; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, the Internal Revenue Code, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this
Section 14 will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-
Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control. The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.


The effective date of this agreement is November 11, 2002.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-ADVISER:



___________________________________
	___________________________________
John Birch
Senior Vice President & Chief Operating Officer


Date:	____________________________				Date:
	____________________________


Attest:	____________________________				Attest:
	____________________________



American Skandia Trust
AST William Blair International Growth Portfolio
Sub-advisory Agreement

EXHIBIT A




An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American Skandia Advisor Funds, Inc. that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Portfolio: .30% of the portion of the combined average daily net assets not in excess of $500 million; plus .25% of the portion over $500 million but not in excess of $1 billion; plus .20% of the portion in excess of $1 billion.


Exhibit V

AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT


THIS AGREEMENT is between American Skandia Investment Services,
Incorporated (the "Investment Manager") and Goldman Sachs Asset
Management  (the "Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the AST Goldman Sachs Mid-Cap Growth Portfolio (the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated November 11, 2002, with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate and
implement a continuous and prudent investment program for the Portfolio conforming to the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, any investment guidelines and procedures adopted by the Trustees, or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser will in its discretion and subject to its fiduciary obligation determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. At any time, upon request by the Investment Manager, the Sub-Adviser will provide to the Investment Manager a complete list of the current holdings of the Portfolio. The Sub-Adviser may delegate certain of its investment advisory and other responsibilities and duties hereunder to one or more sub-sub-advisers; subject to: (i) the prior written approval of the Investment Manager, (ii) the execution of a written sub-advisory agreement between the Sub-Adviser and its delegate, and (iii) the approval of such agreement by the Trustees; provided however that the Sub-Adviser may rely upon any of its advisory affiliates in connection with portfolio decisions and management without the approvals described in this paragraph. Under the terms of such sub-advisory agreement, the Sub-Adviser shall remain responsible for ensuring that the investment program of the Portfolio is maintained. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Adviser (or its designated agent) will be responsible for voting proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested. In voting such proxies for the Portfolio the Sub-Adviser shall do so in a manner that is in the best interests of the Portfolio and that is consistent with the Sub-Adviser's own written proxy voting guidelines or policies.

In addition, upon reasonable request from the Investment Manager the Sub-Adviser (through a qualified person) will consult with the pricing committee of the Investment Manager or the Trust in valuing securities of the Portfolio as may be required from time to time, including, upon request to the Investment Manager, making available information of which the Sub-Adviser has knowledge related to the securities being valued.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Fund to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M, to the extent applicable, (including, respectively, the diversification requirements of Section 817(h) and the qualification requirements for a Regulated Investment Company under Sections 851(b)(1), (2) and (3)) of the Internal Revenue Code and the regulations promulgated thereunder; (iii) other applicable provisions of state or federal securities law; (iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies, procedures and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; provided that with respect to procedures governing transactions involving affiliates (such as those adopted pursuant to ICA Rules 17a-7, 17e-1 and 10f-3, such procedures will identify any affiliate of the Investment Manager and the Trust other than affiliates of the Sub-Adviser; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and (viii) investment guidelines or other instructions received in writing from the Investment Manager including procedures adopted by the Trustees, or other instructions received in writing from the Investment Manager. In connection with (ii) above, the Sub-Adviser shall: (1) notify the Investment Manager immediately if it has a reasonable belief of an impending failure to comply with the diversification or qualification requirements, and (2) in the event of any failure to comply with Section 817(h) of the Internal Revenue Code at the end of any calendar quarter, the Sub-Adviser will take all necessary steps as directed by the Investment Manager to adequately diversify the Portfolio within the period under Treas. Reg. 1.817-5. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios.

	The Sub-Adviser shall be responsible for the preparation and filing of Schedules 13D and 13G, and Form 13F reflecting the Portfolio's securities holdings, as well as preparing and filing with any non-U.S. jurisdiction any such similar information required to be filed by the Portfolio reflecting the Portfolio's securities holdings. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and Futures Commissions Merchants ("FCMs") and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the best method of execution available, including the overall cost of execution; the reliability, integrity and financial condition of the broker-dealer or financial intermediary used; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Subject to such policies and procedures as the Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers and FCMs(including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Portfolio to such broker-dealers as well as brokerage and/or research services shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations, brokerage services, and research services to the Investment Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers or others to whom such allocations have been made and from whom such brokerage and/or research has been received and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer, which provides research services, or to use a particular broker-dealer that the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall furnish the
Investment Manager monthly, quarterly and annual reports, as may reasonably be requested by the Investment Manager concerning the transactions, performance, and compliance of the Portfolio so that the Investment Manager may review and evaluate the management of the Portfolio. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio or the Trust. The Sub-Adviser shall promptly notify the Investment Manager of (1) any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio required to be disclosed in the Trust's Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-advisor is required to comply with under Section 1 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the compensation
to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit
A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The Investment Manager
has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the Trust, as in
effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the date hereof;

(c)	The resolutions of the Trustees approving the engagement of
the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the Investment
Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the Investment
Manager, as in effect on the date hereof;

(i) A list of companies the securities of which are not to be bought or sold for the Portfolio ("Restricted Securities");
and

(j) Procedures adopted by the Trustees ("Board Adopted
Procedures").

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) and (h) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The Sub-Adviser
has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the Securities and
Exchange Commission as of the date hereof, including the Sub-Adviser's most recent Form ADV Part II;

(b)	The Sub-Adviser's most recent audited balance sheet;

(c)	Separate lists of persons who the Sub-Adviser wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(f) The Code of Ethics of the Sub-Adviser, as in effect on the date hereof;

(g) The Sub-Adviser's proxy voting policy or guidelines

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto hereby further represents and warrants to the other that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed;
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and (iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Sub-Adviser further represents and warrants to the Investment Manager that it believes to the best of its knowledge the information provided in items (a) and (b) of paragraph 7 are, in all material respects, complete and not misleading.

	The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad faith, negligence or disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment Manager
agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager upon 60 days written notice to the Sub-Adviser or by the Sub-Adviser upon 90 days written notice to the Investment
Manager, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order,
(ii) upon termination of the Management Agreement, provided the Sub-Adviser has received prior written notice thereof, or (iii) upon the filing of bankruptcy proceedings by the Sub-Adviser or the filing of any receivorship proceedings against the Sub-Adviser.

13.	Notification.  The Sub-Adviser will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio (the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-
Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus: (i) to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended (the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment Manager or is due to other circumstances beyond the Sub-Adviser's control.

	The Sub-Adviser will obtain the Investment Manager's written approval prior to naming the Portfolio in any legal proceeding involving the Portfolio, its holdings, assets, liabilities, affairs, or reputation.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services, Incorporated
			One Corporate Drive
			Shelton, Connecticut  06484
			Attention:  John Birch
			Senior Vice President & Chief Operating Officer

Sub-Adviser:		Goldman Sachs Asset Management
32 Old Slip - 17th Floor
1 Financial Square
New York, NY 10005
Attention: James A. McNamara and Howard B. Surloff

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Edward P. Macdonald, Esq.
			Chief Counsel, Investment Management

14.	Indemnification.  The Sub-Adviser agrees to indemnify and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of
Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, the Internal Revenue Code, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA, the Registration Statement and the Board Adopted Procedures; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, the Internal Revenue Code, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this
Section 14 will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-
Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control. The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.


The effective date of this agreement is November 11, 2002.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-ADVISER:



___________________________________
	___________________________________
John Birch
Senior Vice President & Chief Operating Officer


Date:	____________________________				Date:
	____________________________


Attest:	____________________________				Attest:
	____________________________



American Skandia Trust
AST Goldman Sachs Mid-Cap Growth Portfolio
Sub-advisory Agreement

EXHIBIT A




An annual rate equal to the following percentages of the
combined average daily net assets of the Portfolio and AST Goldman Sachs Concentrated Growth Portfolio and the following series of American Skandia Advisor Funds, Inc., ASAF Goldman Sachs Mid-Cap Growth Fund and ASAF Goldman Sachs Concentrated Growth Fund, that are managed by the Sub-Advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Funds .28% of the portion of the average daily net assets of the Funds not in excess of $1 billion plus .25% of the portion of the net assets over $1 billion.
..


Exhibit VI

AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT


THIS AGREEMENT is between American Skandia Investment Services,
Incorporated (the "Investment Manager") and Goldman Sachs Asset
Management (the "Sub-Adviser").

W I T N E S S E T H

WHEREAS, American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the AST Goldman Sachs Concentrated Growth Portfolio (the "Portfolio"), one series of the Trust, under the terms of a management agreement, dated November 11, 2002, with the Trust (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Trustees have approved the engagement of the Sub-Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1.	Investment Services.  The Sub-Adviser will formulate and
implement a continuous and prudent investment program for the Portfolio conforming to the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust as in effect from time to time (together, the "Registration Statement"), the Agreement and Declaration of Trust and By-laws of the Trust, any investment guidelines and procedures adopted by the Trustees, or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Trust and Trustees at reasonable times and upon reasonable notice concerning the business of the Trust, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Portfolio's assets.

	Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Trustees, the Sub-Adviser will in its discretion and subject to its fiduciary obligation determine which issuers and securities will be purchased, held, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. At any time, upon request by the Investment Manager, the Sub-Adviser will provide to the Investment Manager a complete list of the current holdings of the Portfolio. The Sub-Adviser may delegate certain of its investment advisory and other responsibilities and duties hereunder to one or more sub-sub-advisers; subject to: (i) the prior written approval of the Investment Manager, (ii) the execution of a written sub-advisory agreement between the Sub-Adviser and its delegate, and (iii) the approval of such agreement by the Trustees; provided however that the Sub-Adviser may rely upon any of its advisory affiliates in connection with portfolio decisions and management without the approvals described in this paragraph. Under the terms of such sub-advisory agreement, the Sub-Adviser shall remain responsible for ensuring that the investment program of the Portfolio is maintained. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Adviser (or its designated agent) will be responsible for voting proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested. In voting such proxies for the Portfolio the Sub-Adviser shall do so in a manner that is in the best interests of the Portfolio and that is consistent with the Sub-Adviser's own written proxy voting guidelines or policies.

In addition, upon reasonable request from the Investment Manager the Sub-Adviser (through a qualified person) will consult with the pricing committee of the Investment Manager or the Trust in valuing securities of the Portfolio as may be required from time to time, including, upon request to the Investment Manager, making available information of which the Sub-Adviser has knowledge related to the securities being valued.

	The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Portfolio except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Portfolio or the Portfolio's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Portfolio and surrendered promptly upon request.

	In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Fund to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapters L and M, to the extent applicable, (including, respectively, the diversification requirements of Section 817(h) and the qualification requirements for a Regulated Investment Company under Sections 851(b)(1), (2) and (3)) of the Internal Revenue Code and the regulations promulgated thereunder; (iii) other applicable provisions of state or federal securities law; (iv) the Agreement and Declaration of Trust and By-laws of the Trust; (v) policies, procedures and determinations of the Trust and the Investment Manager provided to the Sub-Adviser in writing; provided that with respect to procedures governing transactions involving affiliates (such as those adopted pursuant to ICA Rules 17a-7, 17e-1 and 10f-3, such procedures will identify any affiliate of the Investment Manager and the Trust other than affiliates of the Sub-Adviser; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Portfolio, as set out in the Registration Statement in effect, or as such investment policies and restrictions from time to time may be amended by the Portfolio's shareholders or the Trustees and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and (viii) investment guidelines or other instructions received in writing from the Investment Manager including procedures adopted by the Trustees, or other instructions received in writing from the Investment Manager. In connection with (ii) above, the Sub-Adviser shall: (1) notify the Investment Manager immediately if it has a reasonable belief of an impending failure to comply with the diversification or qualification requirements, and (2) in the event of any failure to comply with Section 817(h) of the Internal Revenue Code at the end of any calendar quarter, the Sub-Adviser will take all necessary steps as directed by the investment manager to adequately diversify the Portfolio within the period under Treas. Reg. 1.817-5. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Portfolio or to series or portfolios of the Trust for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Portfolio or such other series or portfolios.

	The Sub-Adviser shall be responsible for the preparation and filing of Schedules 13D and 13G, and Form 13F reflecting the Portfolio's securities holdings, as well as preparing and filing with any non-U.S. jurisdiction any such similar information required to be filed by the Portfolio reflecting the Portfolio's securities holdings. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

2.	Investment Advisory Facilities.  The Sub-Adviser, at its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3.	Execution of Portfolio Transactions.  In connection with the investment and reinvestment of the assets of the Portfolio, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Portfolio in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Trustees may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Portfolio investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

	Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and Futures Commissions Merchants ("FCMs") and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the best method of execution available, including the overall cost of execution; the reliability, integrity and financial condition of the broker-dealer or financial intermediary used; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Subject to such policies and procedures as the Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Portfolio through broker-dealers and FCMs(including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Portfolio to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to the Portfolio and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Portfolio to such broker-dealers as well as brokerage and/or research services shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations, brokerage services, and research services to the Investment Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers or others to whom such allocations have been made and from whom such brokerage and/or research has been received and the basis therefor.

	Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Portfolio, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Portfolio's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer, which provides research services, or to use a particular broker-dealer that the Investment Manager has recommended.

4.	Reports by the Sub-Adviser.  The Sub-Adviser shall furnish the
Investment Manager monthly, quarterly and annual reports, as may reasonably be requested by the Investment Manager concerning the transactions, performance, and compliance of the Portfolio so that the Investment Manager may review and evaluate the management of the Portfolio. The Sub-Adviser shall permit the books and records maintained with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Portfolio or the Trust. The Sub-Adviser shall promptly notify the Investment Manager of (1) any changes in any information regarding the Sub-Adviser or the investment program for the Portfolio required to be disclosed in the Trust's Registration Statement, or (2) any violation of any requirement, provision, policy or restriction that the Sub-advisor is required to comply with under Section 1 of this Agreement.

5.	Compensation of the Sub-Adviser.   The amount of the compensation
to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rate set forth in Exhibit
A to this Agreement.

	In computing the fee to be paid to the Sub-Adviser, the net asset value of the Portfolio shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

	The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Portfolio or the Trust. Except as otherwise specifically provided herein, the Investment Manager, the Portfolio and the Trust will not be obligated to pay any expenses of the Sub-Adviser.

6.	Delivery of Documents to the Sub-Adviser.  The Investment Manager
has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

(a)	The Agreement and Declaration of Trust of the Trust, as in
effect on the date hereof;

(b)	The By-laws of the Trust, as in effect on the date hereof;

(c)	The resolutions of the Trustees approving the engagement of
the Sub-Adviser as portfolio manager of the Portfolio and approving the form of this Agreement;

(d)	The resolutions of the Trustees selecting the Investment
Manager as investment manager to the Portfolio and approving the form of the Management Agreement;

(e)	The Management Agreement;

(f)	The Code of Ethics of the Trust and of the Investment
Manager, as in effect on the date hereof;

(k) A list of companies the securities of which are not to be bought or sold for the Portfolio ("Restricted Securities");
and

(l) Procedures adopted by the Trustees ("Board Adopted
Procedures").

	The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) and (h) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7.	Delivery of Documents to the Investment Manager.  The Sub-Adviser
has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser's Form ADV as filed with the Securities and
Exchange Commission as of the date hereof, including the Sub-Adviser's most recent Form ADV Part II;

(b)	The Sub-Adviser's most recent audited balance sheet;

(c)	Separate lists of persons who the Sub-Adviser wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(h) The Code of Ethics of the Sub-Adviser, as in effect on the date hereof;

(i) The Sub-Adviser's proxy voting policy or guidelines

	The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8.	Confidential Treatment.  The parties hereto understand that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party hereto hereby further represents and warrants to the other that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed;
(ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and (iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

	The Sub-Adviser further represents and warrants to the Investment Manager that it believes to the best of its knowledge the information provided in items (a) and (b) of paragraph 7 are, in all material respects, complete and not misleading.

	The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable law.

10.	Liability.  In the absence of willful misfeasance, bad faith, negligence or disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Trust, the Portfolio, the Portfolio's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Portfolio or the Investment Manager may have under applicable law.

11.	Other Activities of the Sub-Adviser.  The Investment Manager
agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Portfolio. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Portfolio. The Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Portfolio any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12.	Continuance and Termination.  This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager upon 60 days written notice to the Sub-Adviser or by the Sub-Adviser upon 90 days written notice to the Investment
Manager, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order,
(ii) upon termination of the Management Agreement, provided the Sub-Adviser has received prior written notice thereof, or (iii) upon the filing of bankruptcy proceedings by the Sub-Adviser or the filing of any receivorship proceedings against the Sub-Adviser.

13.	Notification.  The Sub-Adviser will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Portfolio (the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-
Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Portfolio or the Trust to amend or supplement the Trust's Prospectus: (i) to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended (the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request by the Investment Manager or is due to other circumstances beyond the Sub-Adviser's control.,

	The Sub-Adviser will obtain the Investment Manager's written approval prior to naming the Portfolio in any legal proceeding involving the Portfolio, its holdings, assets, liabilities, affairs, or reputation.

	Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			One Corporate Drive
			Shelton, Connecticut  06484
			Attention:  John Birch
			Senior Vice President & Chief Operating Officer

Sub-Adviser:		Goldman Sachs Asset Management
32 Old Slip - 17th Floor
1 Financial Square
New York, NY 10005
Attention: James A. McNamara and Howard B. Surloff

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Edward P. Macdonald, Esq.
			Chief Counsel, Investment Management

14.	Indemnification.  The Sub-Adviser agrees to indemnify and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of
Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, the Internal Revenue Code, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Portfolio, the Trust or any affiliated person of the Investment Manager, the Portfolio or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA, the Registration Statement and the Board Adopted Procedures; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, the Internal Revenue Code, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this
Section 14 will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-
Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15.	Conflict of Laws.  The provisions of this Agreement shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control. The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16.	Amendments, Waivers, etc.  Provisions of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17.	Governing State Law.  This Agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18.	Severability.  Each provision of this Agreement is intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.


The effective date of this agreement is November 11, 2002.

FOR THE INVESTMENT MANAGER:				FOR THE SUB-ADVISER:



___________________________________
	___________________________________
John Birch
Senior Vice President & Chief Operating Officer


Date:	____________________________				Date:
	____________________________


Attest:	____________________________				Attest:
	____________________________



American Skandia Trust
AST Goldman Sachs Concentrated Growth Portfolio
Sub-advisory Agreement

EXHIBIT A




An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and AST Goldman Sachs Mid-Cap Growth Portfolio and the following series of American Skandia Advisor Funds, Inc., ASAF Goldman Sachs Mid-Cap Growth Fund and ASAF Goldman Sachs Concentrated Growth Fund, that are managed by the Sub-Advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Funds ..28% of the portion of the average daily net assets of the Funds not in excess of $1 billion plus .25% of the portion of the net assets over $1 billion.